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                                                                 EXHIBIT 23.6 TO
                                                          REGISTRATION STATEMENT
                                                                     ON FORM S-4

                        CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus. Our report refers to a change in accounting for income taxes in 1993.

Orange County, California

June 3, 1994


                                          /s/        KPMG PEAT MARWICK

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                                                    KPMG Peat Marwick